Exhibit 10.5
OUTSIDE DIRECTORS
FORM OF
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
RESTRICTED STOCK UNITS GRANTED TO
OUTSIDE DIRECTORS PURSUANT TO THE 2005 STOCK PLAN
(Effective as of April 20, 2010)
I. INTRODUCTION
     The following terms and conditions shall apply to Restricted Stock Unit Awards granted under the Plan to Outside Directors eligible to participate in the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any regulations and rules promulgated thereunder and is subject to the terms and conditions of the Plan. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II. RESTRICTED STOCK UNITS
     1. Award Agreement. A Restricted Stock Unit Award granted to an Outside Director under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Outside Director and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Terms and Conditions. The Administrator administering the Plan has authority to determine the Outside Directors to whom, and the time or times at which, grants of Restricted Stock Units will be made, the number of Units to be awarded, and all other terms and conditions of such awards. With respect to annual Restricted Stock Unit Awards granted to Outside Directors under the Plan, such awards shall contain the following terms, conditions and restrictions.
          (A) Grant Date. Each Outside Director may be granted a Restricted Stock Unit Award on the date of each annual meeting of stockholders. An Outside Director that is elected to the Board between annual meetings of stockholders may also be granted a Restricted Stock Unit Award on the date that the Board determines in its sole discretion.
          (B) Number of Units. The number of Units granted for the annual grant will be determined by dividing the closing stock price on the date of grant into $150,000 (with any fractional Unit rounded up to the nearest whole Unit) so long as the number of Units does not exceed 5,000 in any year. A newly elected Outside Director may receive a prorated grant effective upon the date of his or her election to the Board.

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          (C) No Restrictions. Each Restricted Stock Unit Award granted to an Outside Director will be fully vested on the date of grant.
     3. Dividend Equivalents. Dividend equivalents in respect of Restricted Stock Units may be credited on behalf of an Outside Director to a deferred cash account or converted into additional Restricted Stock Units, which will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award. Currently, dividend equivalents in respect of Restricted Stock Units granted to Outside Directors are credited to a deferred cash account.
     4. Assignability. An Outside Director shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
     5. No Stockholder Rights. Neither an Outside Director nor any person entitled to exercise an Outside Director’s rights in the event of the Outside Director’s death shall have any of the rights of a stockholder with respect to the Share Equivalents subject to a Restricted Stock Unit Award except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to the underlying Shares upon the payment of any Restricted Stock Unit Award as described in Section II.6 below.
     6. Time of Payment of Restricted Stock Units. Except as noted in Section II.7 below, Restricted Stock Units granted to Outside Directors shall not be paid until after the Outside Director’s separation from service with the Corporation (“Automatic Deferral Requirement”). “Separation of service” shall have the meaning provided under the McKesson Corporation Deferred Compensation Administration Plan III (“DCAP III”). Payment shall be made in Shares in the form of an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Outside Director’s unrestricted interest in the number of Shares equal to the number of Share Equivalents subject to the Restricted Stock Unit Award.
     7. Satisfaction of Director Stock Ownership Guidelines. For those Outside Directors who have met the Director Stock Ownership Guidelines in effect at the time, Restricted Stock Unit grants made on or after the date of the annual meeting of stockholders held on July 23, 2008 shall not be subject to the Automatic Deferral Requirement and such grants will be immediately converted into Shares and distributed to the Outside Director; provided, however, that the Outside Director may elect to defer receipt of the Shares underlying the Restricted Stock Units.
     8. Deferrals of Restricted Stock Units. Deferrals of Restricted Stock Units, whether elective or pursuant to the Automatic Deferral Requirement, shall be subject to the terms and conditions of DCAP III.
III. MISCELLANEOUS
     1. No Effect on Terms of Service with the Corporation. Nothing contained in this Statement of Terms and Conditions, the Plan or a Restricted Stock Unit Agreement shall affect the Corporation’s right to terminate the service of any Outside Director.

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Outside Directors
     2. Grants to Outside Directors in Foreign Countries. If an Outside Director is not a United States citizen, the Board has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust a Restricted Stock Unit Award to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Outside Director’s participation in the Plan on the Award and on any Shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Outside Director to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
     3. Information Notification. Any information required to be given under the terms of a Restricted Stock Unit Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Plaza, One Post Street, San Francisco, California 94104, and any notice to be given to an Outside Director shall be addressed to him or her at the address indicated beneath his or her name on the Restricted Stock Unit Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
     4. Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under a Restricted Stock Unit Agreement, shall be conclusive.
     5. No Effect on Other Benefit Plans. Nothing herein contained shall affect an Outside Director’s right, if any, to participate in and receive benefits from and in accordance with the then current provisions of any benefit plan or program offered by the Corporation.
     6. Withholding. Each Outside Director shall agree to make appropriate arrangements with the Corporation for satisfaction of any applicable federal, state or local income tax withholding requirements or payroll tax requirements, if any is required.
     7. Successors. This Statement of Terms and Conditions and the Restricted Stock Unit Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Outside Director” as used herein shall include the Outside Director’s Beneficiary.
     8. Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Restricted Stock Unit Agreements shall be governed by the laws of the State of Delaware.

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CHIEF EXECUTIVE OFFICER
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO CHIEF EXECUTIVE
OFFICER PURSUANT TO THE 2005 STOCK PLAN
(Effective as of April 20, 2010)
I. INTRODUCTION
     The following terms and conditions shall apply to an Award granted under the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder and is subject to the terms and conditions of the Plan. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II. OPTIONS
     1. Option Notice and Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number Shares subject to the Option. Each Option Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Exercise Price. The per Share Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the per Share Fair Market Value of the Shares underlying the Option on the Grant Date.
     3. Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
     4. Vesting of Right to Exercise Options.
          (A) Except as provided in Section V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule: (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the Shares subject to the Option shall vest on the fourth anniversary of the Grant Date. Notwithstanding the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Agreement.

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          (B) Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Termination Date, subject to the rules set forth in Section V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
     5. Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Termination Date, and in the circumstances described in Sections II.5(B), (D), (E) and (F), the vesting schedule of an Option may be accelerated, (subject to the provisions of Section V), as follows:
          (A) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause (as defined herein), Long-Term Disability, Normal or Early Retirement or death, the Option Period shall end ninety days after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of his Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section II.5(A).
          (B) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates (for reasons other than for Cause, Long-Term Disability, Normal or Early Retirement or death) during the Option Period, the Administrator may, in its sole and absolute discretion (and subject to conditions deemed appropriate in the circumstances) approve the continuation of the vesting schedule of the Participant’s Option. The Option Period for any Option that continues to vest pursuant to this subsection (B) shall end ninety days after the last Option installment vests, or on the Termination Date, whichever occurs first.
          (C) If the Participant’s employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
          (D) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to his Long-Term Disability during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end three years after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first.
          (E) If the Participant’s employment is terminated:

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               (i) by reason of Normal Retirement, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable as of the date of Normal Retirement; or
               (ii) by reason of Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such Early Retirement; provided, however, that the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), either (A) accelerate the vesting schedule of the Participant’s Option effective as of the date of the Participant’s Early Retirement or (B) approve the continuation of the vesting schedule of the Participant’s Option.
               (iii) With respect to an Option held by a Participant at Normal or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end three years after the date of retirement or on the Termination Date, whichever occurs first; provided, however, that in the case of an Option held by a Participant at Early Retirement as to which the Administrator exercises its discretionary authority to approve the continuation of the vesting schedule, the Option Period shall end on the earlier of the Termination Date or three years after the last Option installment vests.
          (F) If a Participant should die while in the employ of the Corporation or an Affiliate and during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end three years after the date of death or on the Termination Date, whichever occurs first, and the Participant’s Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
          (G) If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of his Option, then the Option shall continue to remain outstanding until such time as the Participant subsequently terminates employment. Upon the Participant’s subsequent termination of employment, the post-termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant’s initial termination of employment and his re-hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from his rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (F) and shall not be adjusted as described above.
     6. Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
          (A) By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price of such Shares, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in his or her sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering

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to the Corporation or its authorized representative Shares which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. In the event a Participant tenders Shares to pay the Exercise Price, tender of Shares acquired through exercise of an Incentive Stock Option may result in unfavorable income tax consequences unless such Shares are held for at least two years from the Grant Date of the Incentive Stock Option and one year from the date of exercise of the Incentive Stock Option. The Corporation or its authorized representative may accept payment of the Exercise Price in the form of a Participant’s personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable withholding taxes and to transfer the proceeds of such sale to the Corporation.

          (B) If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give his assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
          (C) As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
     7. Limitations on Transfer. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee

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Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
     8. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the exercise of an Option.
III. RESTRICTED STOCK
     1. Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a grant of Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan, the Restricted Stock Agreement and herein, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s interest in the Restricted Stock. From and after the Grant Date, the Participant shall have absolute ownership of such Shares of Restricted Stock, including the right to vote and to receive dividends thereon, subject to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     3. Special Restrictions. Each Restricted Stock Award made under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Agreement or this Statement of Terms and Conditions.
          (A) Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse, Shares of Restricted Stock granted to a Participant: (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant’s continuous employment with the

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Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section III.3(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Award effective as of the date of the Participant’s Early Retirement.
          (D) Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
     4. Dividends. Cash dividends paid with respect to the Restricted Stock during the Restriction Period shall be paid directly to the Participant during the Restriction Period. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.
     5. Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within thirty days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal,

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state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6.
     6. Restrictive Legend. Each book entry in the records of the Corporation’s transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     7. Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Corporation’s transfer agent.
IV. RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
     1. Award Agreement.
          (A) A Restricted Stock Unit Award granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
          (B) Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Special Restrictions. Restricted Stock Unit Awards and Performance Shares granted under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no such Award shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement or this Statement of Terms and Conditions.
          (A) Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or an Affiliates (except as otherwise provided in the Plan or in Section III.3(B) or (C)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be returned to the Corporation, and all the rights of the Participant to such Share Equivalents shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or

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in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section IV.2(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date shall, while in such employment, be terminated as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Unit Award or Performance Shares shall lapse as to all Share Equivalents granted to such Participant pursuant to such Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Unit Award or Performance Share Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Units or Performance Shares effective as of the date of the Participant’s Early Retirement.
          (D) Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of a Restricted Stock Unit Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
     3. Dividend Equivalents. Dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A). Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award or Performance Shares, including the same vesting restrictions as the underlying award.
     4. Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
     5. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Share Equivalents subject to a Restricted Stock Unit Award or Performance Shares except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the settlement of any vested Restricted Stock Unit Award of Performance Shares.

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     6. Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Unit Awards or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Sections IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares in the form of a an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares equal to the number of vested Share Equivalents subject to the Restricted Stock Unit Award or Performance Shares. The foregoing notwithstanding, the Participant may elect to defer payment of the Restricted Stock Units in the manner described in Section IV.7.
     7. Deferral Election. Each Participant, pursuant to rules established by the Administrator, may be eligible to elect to defer all or a percentage of any payment in respect of a Restricted Stock Unit Award that he or she may be entitled to receive as determined pursuant to Section IV.6. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and in compliance with Code Section 409A. If a deferral is permitted, the Participant must indicate the percentage (expressed in whole percentages) he or she chooses to defer of any payment he or she may be entitled to receive. If no notice is given, the Participant shall be deemed to have made no deferral election. Each deferral election filed with the Corporation shall become irrevocable in accordance with the terms and conditions of the Corporation’s Deferred Compensation Administration Plan III (DCAP III) (or any successor plan) and in compliance with Code Section 409A.
V. SPECIAL FORFEITURE AND REPAYMENT RULES
     Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
     1. Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Shares of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions on vesting have not lapsed shall immediately and automatically be forfeited and such Shares or Share Equivalents shall be returned to the Corporation and all of the rights of the Participant to such Shares or Share Equivalents shall immediately terminate.
     2. If the Participant exercised an Option within twelve months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any grant of Restricted Stock, Restricted Stock Units or Performance Shares lapsed within twelve months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Shares of Restricted Stock, the Restricted Stock Units or the Performance Shares, measured at the date such Shares or Share Equivalents vested.

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     3. The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
          (A) Discloses to others, or takes or uses for his own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
          (B) Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
          (C) Fails to provide the Corporation with at least thirty (30) days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
          (D) Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment with the Corporation or any of its Affiliates;
          (E) Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party; or
          (F) Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates;
          (G) Directly or indirectly engages in, becomes employed by, or renders services, advice or assistance to any business in competition with the Corporation or its

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Affiliates, at any time during the twelve months following termination of employment with the Corporation.
     The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
     Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.
VI. CHANGE IN CONTROL
     1. If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Shares that are unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of Options, shall consist of options with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Options; (ii) in the case of Performance Shares, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Performance Shares (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the Replacement Award; and (iii) in the case of Restricted Stock or Restricted Stock Unit Awards, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock or Restricted Stock Unit Awards (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of a termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest; and provided further that upon the vesting date of each Replacement Award, in addition to the fully vested Replacement Award, the Participant shall be entitled to receive a lump sum cash payment equal to the decrease, if any, in the value of a share of the Surviving Company’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an

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annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the Replacement Award) to the time of vesting, multiplied by the total number of shares or share equivalents subject to the options, restricted stock, or restricted stock units in the Replacement Award. If Options, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Shares that are unvested at the effective time of the Change in Control are not replaced with Replacement Awards, such Awards shall immediately vest and, in the case of Performance Shares, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
     If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Shares shall be replaced with Restricted Stock or Restricted Stock Units where the number of such Restricted Stock or Restricted Stock Units shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock or Restricted Stock Units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the replacement Award; provided however, that, in the event of a termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest; and provided further that upon the vesting date of each Award, in addition to the fully vested Award, the Participant shall be entitled to receive a lump sum cash payment equal to the decrease, if any, in the value of a Share of the Corporation’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the award) to the time of vesting, multiplied by the total number of Shares or Share Equivalents subject to the Options, Restricted Stock, or Restricted Stock Units.
     2. For purposes of this Statement of Terms and Conditions, a “Change in Control” of the Corporation shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:
          (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Corporation or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a Corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities; or
          (ii) During any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a

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director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
          (iii) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other Corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities; or
          (iv) The shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.
          Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately prior to such transaction or series of transactions.
VII. MISCELLANEOUS
     1. No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
     2. Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan on the Award and on any shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.

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     3. Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Plaza, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to him at the address indicated beneath his name on the Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
     4. Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under an Agreement, shall be conclusive.
     5. No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
     6. Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains his responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
     Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to him by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of

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the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional shares of Stock. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.
     To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
     Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with his obligations in connection with the Tax-Related Items.
     The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
     7. Successors. This Statement of Terms and Conditions and the Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
     8. Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Award Agreements shall be governed by the laws of the State of Delaware.
     9. Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
          The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, his name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any

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third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, such as in the United States of America, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares of stock acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. The Participant understands, however, that refusing or withdrawing consent may affect his ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the local human resources representative.
VIII. DEFINITIONS
     When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
     1. “Beneficiary” means a person designated as such by a Participant or a Beneficiary. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution will be made to the Participant’s surviving spouse, or if none, to the Participant’s children in equal shares, or if none, to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary.
     2. “Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Board of Directors of the Corporation (or its designee), is injurious to the Corporation, its employees, or its customers.
     3. “Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant’s age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65.
     4. “Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”

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     5. “Good Reason” means any of the following actions, if taken without the express written consent of the Participant, which shall not be affected by the Participant’s incapacity due to physical or mental illness:
          (A) Any material change by the Corporation in the Participant ‘s functions, duties or responsibilities as President and Chief Executive Officer, which change would cause the Participant ‘s position with the Corporation to become of less dignity, responsibility, importance, or scope as compared to the position and attributes that applied to the Participant immediately prior to the Change in Control, or an adverse change in the Participant ‘s title, position or his obligation and right to report directly to the Board;
          (B) Any reduction in the Participant ‘s base annual salary, MIP target or Long Term Incentive compensation (LTI) targets, which LTI targets include cash awards with performance periods greater than one year and equity based grants, except for reductions that are equivalent to reductions applicable to executive officers of the Corporation;
          (C) Any material failure by the Corporation to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control;
          (D) The Corporation’s requiring the Participant to be based at any office or location more than 25 miles from the office at which the Participant is based on the date immediately preceding the Change in Control, except for travel reasonably required in the performance of the Participant’s responsibilities;
          (E) Cancellation of the automatic renewal mechanism set forth in the Participant’s Employment Agreement;
          (F) If the Board removes the Participant as Chairman at or after a Change in Control (or prior to a Change in Control if at the request of any third party participating in or causing the Change in Control), unless such removal is required by then-applicable law; or
          (G) A change in the majority of the members of the Board as it was construed immediately prior to the Change in Control.
     6. “Grant Date” means the date the Administrator grants the Award.
     7. “Long-Term Disability” means a physical or mental condition which the Social Security Administration has determined renders the Participant eligible to receive Social Security benefits on account of disability or if the Participant is employed outside of the U.S., as determined in accordance with local standards by the Committee in its discretion.
     8. “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least ten years of Service with the Corporation or an Affiliate.
     9. “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Termination Date.

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     10. “Service” means “Service” as defined in the Corporation’s Profit-Sharing Investment Plan.
     11. “Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
     12. “Stock Ownership Policy” means the Corporation’s Stock Ownership Policy, as amended from time to time, which can be found at McKNet under My Work, Corporate Secretary’s Department, Stock Plan Administration. A Participant or a Participant’s beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, CA 94104.
     13. “Termination Date” means the date that an Option expires as set forth in the Option Agreement.

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EXECUTIVE OFFICERS OTHER THAN THE CEO
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO OFFICERS
PURSUANT TO THE 2005 STOCK PLAN
(Effective as of April 20, 2010)
I. INTRODUCTION
     The following terms and conditions shall apply to an Award granted under the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder and is subject to the terms and conditions of the Plan. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II. OPTIONS
     1. Option Notice and Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number Shares subject to the Option. Each Option Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Exercise Price. The per Share Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the per Share Fair Market Value of the Shares underlying the Option on the Grant Date.
     3. Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
     4. Vesting of Right to Exercise Options.
          (A) Except as provided in Section V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule: (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the Shares subject to the Option shall vest on the fourth anniversary of the Grant Date. Notwithstanding the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Agreement.

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          (B) Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Termination Date, subject to the rules set forth in Section V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
     5. Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Termination Date, and in the circumstances described in Sections II.5(B), (D), (E) and (F), the vesting schedule of an Option may be accelerated, (subject to the provisions of Section V), as follows:
          (A) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause (as defined herein), Long-Term Disability, Normal or Early Retirement or death, the Option Period shall end ninety days after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section II.5(A).
          (B) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates (for reasons other than for Cause, Long-Term Disability, Normal or Early Retirement or death) during the Option Period, the Administrator may, in its sole and absolute discretion (and subject to conditions deemed appropriate in the circumstances) approve the continuation of the vesting schedule of the Participant’s Option. The Option Period for any Option that continues to vest pursuant to this subsection (B) shall end ninety days after the last Option installment vests, or on the Termination Date, whichever occurs first.
          (C) If the Participant’s employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
          (D) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to his or her Long-Term Disability during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end three years after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first.
          (E) If the Participant’s employment is terminated:

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               (i) by reason of Normal Retirement, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable as of the date of Normal Retirement; or
               (ii) by reason of Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such Early Retirement; provided, however, that the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), either (A) accelerate the vesting schedule of the Participant’s Option effective as of the date of the Participant’s Early Retirement or (B) approve the continuation of the vesting schedule of the Participant’s Option.
               (iii) With respect to an Option held by a Participant at Normal or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end three years after the date of retirement or on the Termination Date, whichever occurs first; provided, however, that in the case of an Option held by a Participant at Early Retirement as to which the Administrator exercises its discretionary authority to approve the continuation of the vesting schedule, the Option Period shall end on the earlier of the Termination Date or three years after the last Option installment vests.
          (F) If a Participant should die while in the employ of the Corporation or an Affiliate and during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end three years after the date of death or on the Termination Date, whichever occurs first, and the Participant’s Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
          (G) If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of his or her Option, then the Option shall continue to remain outstanding until such time as the Participant subsequently terminates employment. Upon the Participant’s subsequent termination of employment, the post-termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant’s initial termination of employment and his or her re-hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from his or her rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (F) and shall not be adjusted as described above.
     6. Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
          (A) By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price of such Shares, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in his or

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her sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. In the event a Participant tenders Shares to pay the Exercise Price, tender of Shares acquired through exercise of an Incentive Stock Option may result in unfavorable income tax consequences unless such Shares are held for at least two years from the Grant Date of the Incentive Stock Option and one year from the date of exercise of the Incentive Stock Option. The Corporation or its authorized representative may accept payment of the Exercise Price in the form of a Participant’s personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable withholding taxes and to transfer the proceeds of such sale to the Corporation.
          (B) If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give his or her assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
          (C) As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
     7. Limitations on Transfer. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant

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to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
     8. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the exercise of an Option.
III. RESTRICTED STOCK
     1. Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a grant of Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan, the Restricted Stock Agreement and herein, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s interest in the Restricted Stock. From and after the Grant Date, the Participant shall have absolute ownership of such Shares of Restricted Stock, including the right to vote and to receive dividends thereon, subject to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     3. Special Restrictions. Each Restricted Stock Award made under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Agreement or this Statement of Terms and Conditions.
          (A) Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse, Shares of Restricted Stock granted to a Participant: (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement

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Income Security Act and (ii) shall, if the Participant’s continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section III.3(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Award effective as of the date of the Participant’s Early Retirement.
          (D) Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
     4. Dividends. Cash dividends paid with respect to the Restricted Stock during the Restriction Period shall be paid directly to the Participant during the Restriction Period. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.
     5. Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within thirty days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall pay to the Corporation, or make arrangements

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satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6.
     6. Restrictive Legend. Each book entry in the records of the Corporation’s transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     7. Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Corporation’s transfer agent.
IV. RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
     1. Award Agreement.
          (A) A Restricted Stock Unit Award granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
          (B) Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Special Restrictions. Restricted Stock Unit Awards and Performance Shares granted under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no such Award shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement or this Statement of Terms and Conditions.
          (A) Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or an Affiliates (except as otherwise provided in the Plan or in Section III.3(B) or (C)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be returned to the Corporation, and all the rights of the Participant to such Share Equivalents shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence

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for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section IV.2(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date shall, while in such employment, be terminated as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Unit Award or Performance Shares shall lapse as to all Share Equivalents granted to such Participant pursuant to such Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Unit Award or Performance Share Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Units or Performance Shares effective as of the date of the Participant’s Early Retirement.
          (D) Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of a Restricted Stock Unit Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
     3. Dividend Equivalents. Dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A). Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award or Performance Shares, including the same vesting restrictions as the underlying award.
     4. Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
     5. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Share Equivalents subject to a Restricted Stock Unit Award or Performance Shares except to the extent that a book entry has been entered in the records of the

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Corporation’s transfer agent with respect to such Shares upon the settlement of any vested Restricted Stock Unit Award of Performance Shares.
     6. Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Unit Awards or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Sections IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares in the form of a an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares equal to the number of vested Share Equivalents subject to the Restricted Stock Unit Award or Performance Shares. The foregoing notwithstanding, the Participant may elect to defer payment of the Restricted Stock Units in the manner described in Section IV.7.
     7. Deferral Election. Each Participant, pursuant to rules established by the Administrator, may be eligible to elect to defer all or a percentage of any payment in respect of a Restricted Stock Unit Award that he or she may be entitled to receive as determined pursuant to Section IV.6. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and in compliance with Code Section 409A. If a deferral is permitted, the Participant must indicate the percentage (expressed in whole percentages) he or she chooses to defer of any payment he or she may be entitled to receive. If no notice is given, the Participant shall be deemed to have made no deferral election. Each deferral election filed with the Corporation shall become irrevocable in accordance with the terms and conditions of the Corporation’s Deferred Compensation Administration Plan III (DCAP III) (or any successor plan) and in compliance with Code Section 409A.
V. SPECIAL FORFEITURE AND REPAYMENT RULES
     Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
     1. Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Shares of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such Shares or Share Equivalents shall be returned to the Corporation and all of the rights of the Participant to such Shares or Share Equivalents shall immediately terminate.
     2. If the Participant exercised an Option within twelve months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any grant of Restricted Stock, Restricted Stock Units or Performance Shares lapsed within twelve months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation

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the economic value realized or obtained with respect to such Shares of Restricted Stock, the Restricted Stock Units or the Performance Shares, measured at the date such Shares or Share Equivalents vested.
     3. The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
          (A) Discloses to others, or takes or uses for his own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
          (B) Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
          (C) Fails to provide the Corporation with at least thirty (30) days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
          (D) Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment with the Corporation or any of its Affiliates;
          (E) Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party; or
          (F) Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates;

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          (G) Directly or indirectly engages in, becomes employed by, or renders services, advice or assistance to any business in competition with the Corporation or its Affiliates, at any time during the twelve months following termination of employment with the Corporation.
     The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
     Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.
VI. CHANGE IN CONTROL
     1. If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Shares that are unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of Options, shall consist of options with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Options; (ii) in the case of Performance Shares, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Performance Shares (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the Replacement Award; and (iii) in the case of Restricted Stock or Restricted Stock Unit Awards, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock or Restricted Stock Unit Awards (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of a termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest; and provided further that upon the vesting date of each Replacement Award, in addition to the fully vested Replacement Award, the Participant shall be entitled to receive a lump sum cash payment

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equal to the decrease, if any, in the value of a share of the Surviving Company’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the Replacement Award) to the time of vesting, multiplied by the total number of shares or share equivalents subject to the options, restricted stock, or restricted stock units in the Replacement Award. If Options, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Shares that are unvested at the effective time of the Change in Control are not replaced with Replacement Awards, such Awards shall immediately vest and, in the case of Performance Shares, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
     If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Shares shall be replaced with Restricted Stock or Restricted Stock Units where the number of such Restricted Stock or Restricted Stock Units shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock or Restricted Stock Units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the replacement Award; provided however, that, in the event of a termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest; and provided further that upon the vesting date of each Award, in addition to the fully vested Award, the Participant shall be entitled to receive a lump sum cash payment equal to the decrease, if any, in the value of a Share of the Corporation’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the award) to the time of vesting, multiplied by the total number of Shares or Share Equivalents subject to the Options, Restricted Stock, or Restricted Stock Units.
     2. For purposes of this Statement of Terms and Conditions, a “Change in Control” of the Corporation shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:
          (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Corporation or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a Corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities; or

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          (ii) During any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
          (iii) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other Corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities; or
          (iv) The shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.
     Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately prior to such transaction or series of transactions.
VII. MISCELLANEOUS
     1. No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
     2. Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan on the Award and on any shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.

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     3. Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Plaza, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to him at the address indicated beneath his or her name on the Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
     4. Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under an Agreement, shall be conclusive.
     5. No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
     6. Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains his or her responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
     Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to him or her by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the

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closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional shares of Stock. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.
     To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
     Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
     The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
     7. Successors. This Statement of Terms and Conditions and the Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
     8. Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Award Agreements shall be governed by the laws of the State of Delaware.
     9. Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
          The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, his or her name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be

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transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, such as in the United States of America, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares of stock acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. The Participant understands, however, that refusing or withdrawing consent may affect his or her ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the local human resources representative.
VIII. DEFINITIONS
     When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
     1. “Beneficiary” means a person designated as such by a Participant or a Beneficiary. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution will be made to the Participant’s surviving spouse, or if none, to the Participant’s children in equal shares, or if none, to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary.
     2. “Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation(or his designee), is injurious to the Corporation, its employees, or its customers.
     3. “Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant’s age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65.
     4. “Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”

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     5. “Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
          (A) Any material change by the Corporation in the Participant’s functions, duties, or responsibilities, which change would cause the Participant’s position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;
          (B) Any significant reduction in the Participant’s base salary immediately prior to the Change in Control, other than a reduction effected as part of an across-the-board reduction affecting all executive employees of the Corporation;
          (C) Any material failure by the Corporation to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control;
          (D) The Corporation’s requiring the Participant to be based at any office or location more than 25 miles from the office at which the Participant is based on the date immediately preceding the Change in Control; or
          (E) Any change in the person to whom the Participant reports, as this relationship existed immediately prior to a Change in Control.
     6. “Grant Date” means the date the Administrator grants the Award.
     7. “Long-Term Disability” means a physical or mental condition which the Social Security Administration has determined renders the Participant eligible to receive Social Security benefits on account of disability or if the Participant is employed outside of the U.S., as determined in accordance with local standards by the Committee in its discretion.
     8. “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least ten years of Service with the Corporation or an Affiliate.
     9. “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Termination Date.
     10. “Service” means “Service” as defined in the Corporation’s Profit-Sharing Investment Plan.
     11. “Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
     12. “Stock Ownership Policy” means the Corporation’s Stock Ownership Policy, as amended from time to time, which can be found at McKNet under My Work, Corporate Secretary’s Department, Stock Plan Administration. A Participant or a Participant’s beneficiary may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, CA 94104.

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     13. “Termination Date” means the date that an Option expires as set forth in the Option Agreement.

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EMPLOYEES SUBJECT TO STOCK OWNERSHIP POLICY
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO EMPLOYEES PURSUANT
TO THE 2005 STOCK PLAN
(Effective as of April 20, 2010)
I. INTRODUCTION
     The following terms and conditions shall apply to an Award granted under the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder and is subject to the terms and conditions of the Plan. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II. OPTIONS
     1. Option Notice and Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number Shares subject to the Option. Each Option Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Exercise Price. The per Share Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the per Share Fair Market Value of the Shares underlying the Option on the Grant Date.
     3. Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
     4. Vesting of Right to Exercise Options.
          (A) Except as provided in Section V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule: (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the Shares subject to the Option shall vest on the fourth anniversary of the Grant Date.

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Notwithstanding the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Agreement.
          (B) Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Termination Date, subject to the rules set forth in Section V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
     5. Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Termination Date, and in the circumstances described in Sections II.5(B), (D), (E) and (F), the vesting schedule of an Option may be accelerated, (subject to the provisions of Section V), as follows:
          (A) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause (as defined herein), Long-Term Disability, Normal or Early Retirement or death, the Option Period shall end ninety days after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short- Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section II.5(A).
          (B) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates (for reasons other than for Cause, Long-Term Disability, Normal or Early Retirement or death) during the Option Period, the Administrator may, in its sole and absolute discretion (and subject to conditions deemed appropriate in the circumstances) approve the continuation of the vesting schedule of the Participant’s Option. The Option Period for any Option that continues to vest pursuant to this subsection (B) shall end ninety days after the last Option installment vests, or on the Termination Date, whichever occurs first.
          (C) If the Participant’s employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
          (D) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to his or her Long-Term Disability during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated, the Option shall become fully

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exercisable and the Option Period shall end three years after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first.
          (E) If the Participant’s employment is terminated:
               (i) by reason of Normal Retirement, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable as of the date of Normal Retirement; or
               (ii) by reason of Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such Early Retirement; provided, however, that the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), either (A) accelerate the vesting schedule of the Participant’s Option effective as of the date of the Participant’s Early Retirement or (B) approve the continuation of the vesting schedule of the Participant’s Option.
               (iii) With respect to an Option held by a Participant at Normal or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end three years after the date of retirement or on the Termination Date, whichever occurs first; provided, however, that in the case of an Option held by a Participant at Early Retirement as to which the Administrator exercises its discretionary authority to approve the continuation of the vesting schedule, the Option Period shall end on the earlier of the Termination Date or three years after the last Option installment vests.
          (F) If a Participant should die while in the employ of the Corporation or an Affiliate and during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end three years after the date of death or on the Termination Date, whichever occurs first, and the Participant’s Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
          (G) If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of his or her Option, then the Option shall continue to remain outstanding until such time as the Participant subsequently terminates employment. Upon the Participant’s subsequent termination of employment, the post-termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant’s initial termination of employment and his or her re-hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from his or her rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (F) and shall not be adjusted as described above.
     6. Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
          (A) By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the

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Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price of such Shares, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in his or her sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. In the event a Participant tenders Shares to pay the Exercise Price, tender of Shares acquired through exercise of an Incentive Stock Option may result in unfavorable income tax consequences unless such Shares are held for at least two years from the Grant Date of the Incentive Stock Option and one year from the date of exercise of the Incentive Stock Option. The Corporation or its authorized representative may accept payment of the Exercise Price in the form of a Participant’s personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable withholding taxes and to transfer the proceeds of such sale to the Corporation.
          (B) If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give his or her assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
          (C) As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
     7. Limitations on Transfer. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be

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transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
     8. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the exercise of an Option.
III. RESTRICTED STOCK
     1. Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a grant of Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan, the Restricted Stock Agreement and herein, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s interest in the Restricted Stock. From and after the Grant Date, the Participant shall have absolute ownership of such Shares of Restricted Stock, including the right to vote and to receive dividends thereon, subject to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     3. Special Restrictions. Each Restricted Stock Award made under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Agreement or this Statement of Terms and Conditions.

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          (A) Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse, Shares of Restricted Stock granted to a Participant: (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act and (ii) shall, if the Participant’s continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section III.3(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Award effective as of the date of the Participant’s Early Retirement.
          (D) Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the vesting and settlement of a Restricted Stock Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
     4. Dividends. Cash dividends paid with respect to the Restricted Stock during the Restriction Period shall be paid directly to the Participant during the Restriction Period. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.

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     5. Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within thirty days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6.
     6. Restrictive Legend. Each book entry in the records of the Corporation’s transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     7. Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Corporation’s transfer agent.
IV. RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
     1. Award Agreement.
          (A) A Restricted Stock Unit Award granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
          (B) Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Special Restrictions. Restricted Stock Unit Awards and Performance Shares granted under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no such Award shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement or this Statement of Terms and Conditions.
          (A) Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or an Affiliates (except as otherwise provided in the Plan or in Section III.3(B) or (C)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be returned to the Corporation, and all the rights of the Participant to such Share Equivalents shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short-Term Disability or because

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the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section IV.2(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date shall, while in such employment, be terminated as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Unit Award or Performance Shares shall lapse as to all Share Equivalents granted to such Participant pursuant to such Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Unit Award or Performance Share Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Units or Performance Shares effective as of the date of the Participant’s Early Retirement.
          (D) Restriction on Sale. The Compensation Committee reserves the right to impose a restriction on the sale of Shares that the Participant receives upon the settlement of a Restricted Stock Unit Award, unless the Participant has satisfied the ownership targets applicable to the Participant as provided in the Stock Ownership Policy.
     3. Dividend Equivalents. Dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A). Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award or Performance Shares, including the same vesting restrictions as the underlying award.
     4. Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.

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     5. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Share Equivalents subject to a Restricted Stock Unit Award or Performance Shares except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the settlement of any vested Restricted Stock Unit Award of Performance Shares.
     6. Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Unit Awards or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Section IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares in the form of a an appropriate book entry entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares equal to the number of vested Share Equivalents subject to the Restricted Stock Unit Award or Performance Shares. The foregoing notwithstanding, the Participant may elect to defer payment of the Restricted Stock Units in the manner described in Section IV.7.
     7. Deferral Election. Each Participant, pursuant to rules established by the Administrator, may be eligible to elect to defer all or a percentage of any payment in respect of a Restricted Stock Unit Award that he or she may be entitled to receive as determined pursuant to Section IV.6. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and in compliance with Code Section 409A. If a deferral is permitted, the Participant must indicate the percentage (expressed in whole percentages) he or she chooses to defer of any payment he or she may be entitled to receive. If no notice is given, the Participant shall be deemed to have made no deferral election. Each deferral election filed with the Corporation shall become irrevocable in accordance with the terms and conditions of the Corporation’s Deferred Compensation Administration Plan III (DCAP III) (or any successor plan) and in compliance with Code Section 409A.
V. SPECIAL FORFEITURE AND REPAYMENT RULES
     Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
     1. Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Shares of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such Shares or Share Equivalents shall be returned to the Corporation and all of the rights of the Participant to such Shares or Share Equivalents shall immediately terminate.
     2. If the Participant exercised an Option within twelve months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at

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the date of exercise. In addition, if the restrictions imposed on any grant of Restricted Stock, Restricted Stock Units or Performance Shares lapsed within twelve months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Shares of Restricted Stock, the Restricted Stock Units or the Performance Shares, measured at the date such Shares or Share Equivalents vested.
     3. The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:
          (A) Discloses to others, or takes or uses for his own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
          (B) Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
          (C) Fails to provide the Corporation with at least thirty (30) days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
          (D) Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment with the Corporation or any of its Affiliates;
          (E) Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party; or

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          (F) Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates;
          (G) Directly or indirectly engages in, becomes employed by, or renders services, advice or assistance to any business in competition with the Corporation or its Affiliates, at any time during the twelve months following termination of employment with the Corporation.
     The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
     Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.
VI. CHANGE IN CONTROL
     1. If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Shares that are unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of Options, shall consist of options with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Options; (ii) in the case of Performance Shares, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Performance Shares (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the Replacement Award; and (iii) in the case of Restricted Stock or Restricted Stock Unit Awards, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock or Restricted Stock Unit Awards (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of a

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termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest; and provided further that upon the vesting date of each Replacement Award, in addition to the fully vested Replacement Award, the Participant shall be entitled to receive a lump sum cash payment equal to the decrease, if any, in the value of a share of the Surviving Company’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the Replacement Award) to the time of vesting, multiplied by the total number of shares or share equivalents subject to the options, restricted stock, or restricted stock units in the Replacement Award. If Options, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Shares that are unvested at the effective time of the Change in Control are not replaced with Replacement Awards, such Awards shall immediately vest and, in the case of Performance Shares, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
     If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Shares shall be replaced with Restricted Stock or Restricted Stock Units where the number of such Restricted Stock or Restricted Stock Units shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock or Restricted Stock Units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the replacement Award; provided however, that, in the event of a termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest; and provided further that upon the vesting date of each Award, in addition to the fully vested Award, the Participant shall be entitled to receive a lump sum cash payment equal to the decrease, if any, in the value of a Share of the Corporation’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the award) to the time of vesting, multiplied by the total number of Shares or Share Equivalents subject to the Options, Restricted Stock, or Restricted Stock Units.
     2. For purposes of this Statement of Terms and Conditions, a “Change in Control” of the Corporation shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:
          (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Corporation or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a Corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, is or becomes the “beneficial owner” (as

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ECOT
defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities; or
          (ii) During any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
          (iii) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other Corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities; or
          (iv) The shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.
     Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately prior to such transaction or series of transactions.
VII. MISCELLANEOUS
     1. No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
     2. Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan on the Award

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ECOT
and on any shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
     3. Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Plaza, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to him at the address indicated beneath his or her name on the Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
     4. Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under an Agreement, shall be conclusive.
     5. No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
     6. Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains his or her responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
     Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to him or her by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a

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voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional shares of Stock. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.
     To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
     Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
     The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
     7. Successors. This Statement of Terms and Conditions and the Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
     8. Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Award Agreements shall be governed by the laws of the State of Delaware.
     9. Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
          The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, his or her name, home address and telephone number, date of birth, social insurance or other identification number,

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ECOT
salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, such as in the United States of America, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares of stock acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. The Participant understands, however, that refusing or withdrawing consent may affect his or her ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the local human resources representative.
VIII. DEFINITIONS
     When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
     1. “Beneficiary” means a person designated as such by a Participant or a Beneficiary. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution will be made to the Participant’s surviving spouse, or if none, to the Participant’s children in equal shares, or if none, to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary.
     2. “Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation(or his designee), is injurious to the Corporation, its employees, or its customers.
     3. “Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant’s age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65.

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     4. “Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
     5. “Good Reason” means any of the following actions, if taken without the express written consent of the Participant:
          (A) Any material change by the Corporation in the Participant’s functions, duties, or responsibilities, which change would cause the Participant’s position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;
          (B) Any significant reduction in the Participant’s base salary immediately prior to the Change in Control, other than a reduction effected as part of an across-the-board reduction affecting all Plan participants;
          (C) Any material failure by the Corporation to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control; or
          (D) The Corporation’s requiring the Participant to be based at any office or location more than 25 miles from the office at which the Participant is based on the date immediately preceding the Change in Control.
     6. “Grant Date” means the date the Administrator grants the Award.
     7. “Long-Term Disability” means a physical or mental condition which the Social Security Administration has determined renders the Participant eligible to receive Social Security benefits on account of disability or if the Participant is employed outside of the U.S., as determined in accordance with local standards by the Committee in its discretion.
     8. “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least ten years of Service with the Corporation or an Affiliate.
     9. “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Termination Date.
     10. “Service” means “Service” as defined in the Corporation’s Profit-Sharing Investment Plan.
     11. “Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
     12. “Stock Ownership Policy” means the Corporation’s Stock Ownership Policy, as amended from time to time, which can be found at McKNet under My Work, Corporate Secretary’s Department, Stock Plan Administration. A Participant or a Participant’s beneficiary

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may also request a copy of the Stock Ownership Policy by writing to the Corporate Secretary at McKesson Corporation, One Post Street, San Francisco, CA 94104.
     13. “Termination Date” means the date that an Option expires as set forth in the Option Agreement.

18.

EMPLOYEES
McKESSON CORPORATION
STATEMENT OF TERMS AND CONDITIONS APPLICABLE TO
OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND
PERFORMANCE SHARES GRANTED TO EMPLOYEES PURSUANT
TO THE 2005 STOCK PLAN
(As Amended through April 20, 2010)
I. INTRODUCTION
     The following terms and conditions shall apply to an Award granted under the Plan. This Statement of Terms and Conditions is intended to meet the requirements of Code Section 409A and any rules promulgated thereunder and is subject to the terms and conditions of the Plan. In the event of any inconsistency between this Statement of Terms and Conditions and the Plan, the Plan shall govern. Capitalized terms not otherwise defined in this Statement of Terms and Conditions shall have the meaning set forth in the Plan.
II. OPTIONS
     1. Option Notice and Agreement. An Option granted under the Plan shall be evidenced by an Option Agreement setting forth the terms and conditions of the Option, including whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option and the number Shares subject to the Option. Each Option Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Exercise Price. The per Share Exercise Price of an Option, as specified in the Option Agreement, shall be equal to or greater than the per Share Fair Market Value of the Shares underlying the Option on the Grant Date.
     3. Option Period. An Option shall be exercisable only during the applicable Option Period, and during such Option Period the exercisability of the Option shall be subject to the vesting provisions of Section II.4 as modified by the rules set forth in Sections II.5 and V. The Option Period shall be not more than seven years from the Grant Date.
     4. Vesting of Right to Exercise Options.
          (A) Except as provided in Section V, an Option shall be exercisable during the Option Period in accordance with the following vesting schedule: (i) 25% of the Shares subject to the Option shall vest on the first anniversary of the Grant Date; (ii) an additional 25% of the Shares shall vest on the second anniversary of the Grant Date; (iii) an additional 25% of the Shares shall vest on the third anniversary of the Grant Date; and (iv) the remaining 25% of the Shares subject to the Option shall vest on the fourth anniversary of the Grant Date. Notwithstanding the foregoing, the Administrator may specify a different vesting schedule at the time the Option is granted, which will be specified in the Option Agreement.

1.

Employees
          (B) Any vested portion of an Option not exercised hereunder shall accumulate and be exercisable at any time on or before the Termination Date, subject to the rules set forth in Section V. No Option may be exercised for less than 5% of the total number of Shares then available for exercise under such Option. In no event shall the Corporation be required to issue fractional Shares.
     5. Limits on Option Period and Acceleration of Vesting. The Option Period may end before the Termination Date, and in the circumstances described in Sections II.5(B), (D), (E) and (F), the vesting schedule of an Option may be accelerated, (subject to the provisions of Section V), as follows:
          (A) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates during the Option Period for reasons other than for Cause (as defined herein), Long-Term Disability, Normal or Early Retirement or death, the Option Period shall end ninety days after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first and in all cases the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such termination of employment. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short- Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section II.5(A).
          (B) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates (for reasons other than for Cause, Long-Term Disability, Normal or Early Retirement or death) during the Option Period, the Administrator may, in its sole and absolute discretion (and subject to conditions deemed appropriate in the circumstances) approve the continuation of the vesting schedule of the Participant’s Option. The Option Period for any Option that continues to vest pursuant to this subsection (B) shall end ninety days after the last Option installment vests, or on the Termination Date, whichever occurs first.
          (C) If the Participant’s employment is terminated for Cause during the Option Period, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.
          (D) If a Participant ceases to be a bona fide employee of the Corporation or of its Affiliates due to his or her Long-Term Disability during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated, the Option shall become fully exercisable and the Option Period shall end three years after the date of the Participant’s termination of employment or on the Termination Date, whichever occurs first.
          (E) If the Participant’s employment is terminated:

2.

Employees
               (i) by reason of Normal Retirement, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable as of the date of Normal Retirement; or
               (ii) by reason of Early Retirement, the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing Section II.4 at the time of such Early Retirement; provided, however, that the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), either (A) accelerate the vesting schedule of the Participant’s Option effective as of the date of the Participant’s Early Retirement or (B) approve the continuation of the vesting schedule of the Participant’s Option.
               (iii) With respect to an Option held by a Participant at Normal or Early Retirement, the Option Period for that portion of the Option designated as a Nonstatutory Stock Option shall end three years after the date of retirement or on the Termination Date, whichever occurs first; provided, however, that in the case of an Option held by a Participant at Early Retirement as to which the Administrator exercises its discretionary authority to approve the continuation of the vesting schedule, the Option Period shall end on the earlier of the Termination Date or three years after the last Option installment vests.
          (F) If a Participant should die while in the employ of the Corporation or an Affiliate and during the Option Period, the vesting schedule of the Participant’s Option shall be accelerated and the Option shall become fully exercisable, the Option Period shall end three years after the date of death or on the Termination Date, whichever occurs first, and the Participant’s Beneficiary may exercise the entire unexercised portion of the then exercisable Shares covered by such Option (or any lesser amount) remaining on the date of death.
          (G) If a Participant who ceases to be a bona fide employee of the Corporation or an Affiliate is subsequently rehired prior to the expiration of his or her Option, then the Option shall continue to remain outstanding until such time as the Participant subsequently terminates employment. Upon the Participant’s subsequent termination of employment, the post-termination exercise period calculated pursuant to the terms and conditions of this Section II.5 shall be reduced by the number of days between the date of the Participant’s initial termination of employment and his or her re-hire date; provided, however, that if the rehired Participant continues to be employed by the Corporation or an Affiliate for at least one year from his or her rehire date, then the post termination exercise period for the Option shall be determined in accordance with Sections II.5(A) through (F) and shall not be adjusted as described above.
     6. Method of Exercise. A Participant may exercise an Option with respect to all or any part of the exercisable Shares as follows:
          (A) By giving the Corporation, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of Shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Exercise Price of such Shares, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Corporation in lawful money of the United States. Unless otherwise determined by the Administrator in his or

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her sole discretion, the Participant may pay the Exercise Price, in whole or in part, by tendering to the Corporation or its authorized representative Shares which have been owned by the Participant for at least six months prior to said tender, and having a fair market value, as determined by the Corporation, equal to the Exercise Price, or in lieu of the delivery of actual Shares in such tender, the Corporation may accept an attestation by the Participant, in a form prescribed by the Corporation or its authorized representative, that the Participant owns sufficient Shares of record or in an account in street name to satisfy the Exercise Price, and such attestation will be deemed a tender of Shares for purposes of this method of exercise. In the event a Participant tenders Shares to pay the Exercise Price, tender of Shares acquired through exercise of an Incentive Stock Option may result in unfavorable income tax consequences unless such Shares are held for at least two years from the Grant Date of the Incentive Stock Option and one year from the date of exercise of the Incentive Stock Option. The Corporation or its authorized representative may accept payment of the Exercise Price in the form of a Participant’s personal check. Payment may also be made by delivery (including by FAX transmission) to the Corporation or its authorized representative of an executed irrevocable Option exercise form together with irrevocable instructions to an approved registered investment broker to sell Shares in an amount sufficient to pay the Exercise Price plus any applicable withholding taxes and to transfer the proceeds of such sale to the Corporation.
          (B) If required by the Corporation, by giving satisfactory assurance in writing, signed by the Participant, the Participant shall give his or her assurance that the Shares subject to the Option are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of the Shares by such Participant made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of the Shares with respect to which, in the opinion of counsel for the Corporation, such assurance is not required to be given in order to comply with the provisions of the Securities Act.
          (C) As soon as practicable after receipt of the notice and the assurance described in Sections II.6(A) and (B), the Corporation shall, without transfer or issue tax (except for withholding tax arrangements contemplated in Section VII.6) and without other incidental expense to the Participant, cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the purchased Shares; provided, however, that the time of such delivery may be postponed by the Corporation for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Exchange Act, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of the Shares.
     7. Limitations on Transfer. An Option shall, during a Participant’s lifetime, be exercisable only by the Participant. No Option or any right granted thereunder shall be transferable by the Participant by operation of law or otherwise, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, (i) a Participant may designate a beneficiary to succeed, after the Participant’s death, to all of the Participant’s Options outstanding on the date of death; (ii) a Nonstatutory Stock Option may be transferable pursuant

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to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act; and (iii) any Participant, who is a senior executive officer recommended by the Chief Executive Officer of the Corporation and approved by the Administrator may voluntarily transfer any Nonstatutory Stock Option to a Family Member as a gift or through a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. In the event of any attempt by a Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Corporation at its election may terminate the affected Option by notice to the Participant and the Option shall thereupon become null and void.
     8. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Shares subject to an Option except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the exercise of an Option.
XI. RESTRICTED STOCK
     1. Restricted Stock Agreement. A Restricted Stock Award granted under the Plan shall be evidenced by a Restricted Stock Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Award. Each Restricted Stock Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Rights with Respect to Shares of Restricted Stock. Upon written acceptance of a grant of Restricted Stock Award by a Participant, including the restrictions and other terms and conditions described in the Plan, the Restricted Stock Agreement and herein, the Corporation shall cause an appropriate book entry to be entered in the records of the Corporation’s transfer agent recording the Participant’s interest in the Restricted Stock. From and after the Grant Date, the Participant shall have absolute ownership of such Shares of Restricted Stock, including the right to vote and to receive dividends thereon, subject to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     3. Special Restrictions. Each Restricted Stock Award made under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Agreement or this Statement of Terms and Conditions.
          (A) Restrictions. Until the restrictions imposed on any Restricted Stock grant shall lapse, Shares of Restricted Stock granted to a Participant: (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement

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Income Security Act and (ii) shall, if the Participant’s continuous employment with the Corporation or any of its Affiliates shall terminate for any reason (except as otherwise provided in the Plan or in Section III.3(B)) be returned to the Corporation forthwith, and all the rights of the Participant to such Shares shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section III.3(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Award shall lapse as to all Shares granted to such Participant pursuant to such Restricted Stock Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Award effective as of the date of the Participant’s Early Retirement.
     4. Dividends. Cash dividends paid with respect to the Restricted Stock during the Restriction Period shall be paid directly to the Participant during the Restriction Period. Stock dividends paid with respect to Restricted Stock during the Restriction Period shall be treated as Restricted Stock which shall be subject to the same restrictions as the original award for the duration of the Restricted Period.
     5. Election to Recognize Gross Income in the Year of Grant. If any Participant validly elects within thirty days of the Grant Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Shares of Restricted Stock granted on the Grant Date, such Participant shall pay to the Corporation, or make arrangements satisfactory to the Administrator to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such Shares in accordance with Section VII.6.

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     6. Restrictive Legend. Each book entry in the records of the Corporation’s transfer agent evidencing Shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan, the Restricted Stock Agreement and this Statement of Terms and Conditions.
     7. Expiration of Restricted Period. If and when the Restriction Period applicable to the Restricted Stock expires without a prior forfeiture, an appropriate book entry recording the Participant’s interest in the unrestricted Shares shall be entered on the records of the Corporation’s transfer agent.
XII. RESTRICTED STOCK UNITS AND PERFORMANCE SHARES
     1. Award Agreement.
          (A) A Restricted Stock Unit Award granted under the Plan shall be evidenced by a Restricted Stock Unit Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Restricted Stock Unit Award. Each Restricted Stock Unit Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
          (B) Performance Shares granted under the Plan shall be evidenced by a Performance Share Agreement to be executed by the Participant and the Corporation setting forth the terms and conditions of the Performance Shares. Each Performance Share Agreement shall incorporate by reference and be subject to this Statement of Terms and Conditions and the terms and conditions of the Plan.
     2. Special Restrictions. Restricted Stock Unit Awards and Performance Shares granted under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Administrator; provided, however, that no such Award shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement or this Statement of Terms and Conditions.
          (A) Restrictions. If a Participant ceases to be a bona fide employee of the Corporation or an Affiliates (except as otherwise provided in the Plan or in Section III.3(B) or (C)) prior to the lapse of the restrictions imposed on the Award, the unvested Restricted Stock Units or Performance Shares shall be returned to the Corporation, and all the rights of the Participant to such Share Equivalents shall immediately terminate. If a Participant is absent from work with the Corporation or an Affiliate because of his or her Short-Term Disability or because the Participant is on an approved leave of absence, the Participant shall not be deemed during the period of any such absence, by virtue of such absence alone, to have terminated employment with the Corporation or an Affiliate except as the Administrator may otherwise expressly determine. Notwithstanding the foregoing, if the Participant is on a voluntarily leave of absence for the purpose of serving the government of the country of which the Participant is a citizen or in which the Participant’s principal place of employment is located and such leave exceeds

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twelve months in duration, then the Participant shall be deemed to have terminated employment with the Corporation or an Affiliate for purposes of this Section IV.2(A).
          (B) Termination of Employment by Reason of Death, Long-Term Disability or Normal Retirement. Notwithstanding any provision contained herein or in the Plan, the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in the continuous employment of the Corporation or any of its Affiliates since the Grant Date shall, while in such employment, be terminated as a result of death, Long-Term Disability, or Normal Retirement, then the restrictions imposed on any Restricted Stock Unit Award or Performance Shares shall lapse as to all Share Equivalents granted to such Participant pursuant to such Award on the date of such termination.
          (C) Termination of Employment by Reason of Early Retirement. Notwithstanding any provision contained herein or in the Plan or the Restricted Stock Unit Agreement or Performance Share Agreement to the contrary, if a Participant who has been in continuous employment of the Corporation or any of its Affiliates since the Grant Date of a Restricted Stock Unit Award or Performance Share Award ceases to be a bona fide employee of the Corporation or an Affiliate by reason of Early Retirement, the Administrator may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), accelerate the vesting schedule of the Participant’s Restricted Stock Units or Performance Shares effective as of the date of the Participant’s Early Retirement.
     3. Dividend Equivalents. Dividend equivalents shall be credited in respect of Restricted Stock Units and Performance Shares. Cash dividends shall be credited on behalf of the Participant to a deferred cash account (in a manner designed to comply with Code Section 409A). Stock dividends shall be converted into additional Restricted Stock Units or Performance Shares, which will be subject to all of the terms and conditions of the underlying Restricted Stock Unit Award or Performance Shares, including the same vesting restrictions as the underlying award.
     4. Assignability. A Participant shall not be permitted to sell, transfer, pledge, assign or encumber Restricted Stock Units or Performance Shares, other than pursuant to a qualified domestic relations order as defined in the Code or Title I of the U.S. Employee Retirement Income Security Act.
     5. No Shareholder Rights. Neither a Participant nor any person entitled to exercise a Participant’s rights in the event of the Participant’s death shall have any of the rights of a shareholder with respect to the Share Equivalents subject to a Restricted Stock Unit Award or Performance Shares except to the extent that a book entry has been entered in the records of the Corporation’s transfer agent with respect to such Shares upon the settlement of any vested Restricted Stock Unit Award of Performance Shares.
     6. Time of Payment of Restricted Stock Units and Performance Shares. Upon the lapse of the restriction imposed on Restricted Stock Unit Awards or Performance Shares, all Restricted Stock Units and Performance Shares that were not forfeited pursuant to Section IV.2(A) or V shall be paid to the Participant as soon as reasonably practicable after the restrictions lapse. Payment shall be made in Shares in the form of a an appropriate book entry

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entered in the records of the Corporation’s transfer agent recording the Participant’s unrestricted interest in the number of Shares equal to the number of vested Share Equivalents subject to the Restricted Stock Unit Award or Performance Shares. The foregoing notwithstanding, the Participant may elect to defer payment of the Restricted Stock Units in the manner described in Section IV.7.
     7. Deferral Election. Each Participant, pursuant to rules established by the Administrator, may be eligible to elect to defer all or a percentage of any payment in respect of a Restricted Stock Unit Award that he or she may be entitled to receive as determined pursuant to Section IV.6. This election shall be made by giving notice in a manner and within the time prescribed by the Administrator and in compliance with Code Section 409A. If a deferral is permitted, the Participant must indicate the percentage (expressed in whole percentages) he or she chooses to defer of any payment he or she may be entitled to receive. If no notice is given, the Participant shall be deemed to have made no deferral election. Each deferral election filed with the Corporation shall become irrevocable in accordance with the terms and conditions of the Corporation’s Deferred Compensation Administration Plan III (DCAP III) (or any successor plan) and in compliance with Code Section 409A.
XIII. SPECIAL FORFEITURE AND REPAYMENT RULES
     Any other provision of this Statement of Terms and Conditions to the contrary notwithstanding, if the Administrator determines that a Participant has engaged in any of the actions described in 3 below, the consequences set forth in 1 and 2 below shall result:
     1. Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation. In addition, any Shares of Restricted Stock, Restricted Stock Units or Performance Shares as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such Shares or Share Equivalents shall be returned to the Corporation and all of the rights of the Participant to such Shares or Share Equivalents shall immediately terminate.
     2. If the Participant exercised an Option within twelve months prior to the date upon which the Corporation discovered that the Participant engaged in any actions described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained by the exercise of such Option measured at the date of exercise. In addition, if the restrictions imposed on any grant of Restricted Stock, Restricted Stock Units or Performance Shares lapsed within twelve months prior to the date the Corporation discovered that the Participant engaged in any action described in 3 below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Shares of Restricted Stock, the Restricted Stock Units or the Performance Shares, measured at the date such Shares or Share Equivalents vested.
     3. The consequences described in 1 and 2 above shall apply if the Participant, either before or after termination of employment with the Corporation or its Affiliates:

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          (A) Discloses to others, or takes or uses for his own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment, whether or not they are the Participant’s work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or its Affiliates intends or expects secrecy to be maintained;
          (B) Fails to promptly return all documents and other tangible items belonging to the Corporation or its Affiliates in the Participant’s possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;
          (C) Fails to provide the Corporation with at least thirty (30) days’ written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or its Affiliates. As used herein, “business in competition” means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or its Affiliates at the time of the termination of the Participant’s employment with the Corporation or its Affiliates;
          (D) Fails to inform any new employer, before accepting employment, of the terms of this paragraph and of the Participant’s continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or its Affiliates and obtained by the Participant during the term of his employment with the Corporation or any of its Affiliates;
          (E) Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or its Affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or its Affiliates, or to breach any contract with the Corporation or any of its Affiliates, in order to work with or for, or enter into a contract with, the Participant or any third party; or
          (F) Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or its Affiliates;
          (G) Directly or indirectly engages in, becomes employed by, or renders services, advice or assistance to any business in competition with the Corporation or its Affiliates, at any time during the twelve months following termination of employment with the Corporation.

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     The Administrator shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (A) through (G) above, and its determination shall be conclusive and binding on all interested persons.
     Any provision of this Section V which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section V.
XIV. CHANGE IN CONTROL
     1. If as a result of a Change in Control, the Common Stock ceases to be listed for trading on a national securities exchange (an “Exchange”), any Option, Restricted Stock Award, Restricted Stock Unit Award, or Performance Shares that are unvested on the effective date of the Change in Control shall continue to vest according to the terms and conditions of such Award, provided that such Award is replaced with an award for voting securities of the resulting corporation or the acquiring corporation, as the case may be, (including without limitation, the voting securities of any corporation which as a result of the Change in Control owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) which are traded on an Exchange (a “Replacement Award”), which Replacement Award, (i) in the case of Options, shall consist of options with the number of underlying shares and exercise price determined in a manner consistent with Code Section 424(a) with vesting and any other terms continuing in the same manner as the replaced Options; (ii) in the case of Performance Shares, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Performance Shares (determined using the Corporation’s stock price and assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the Replacement Award; and (iii) in the case of Restricted Stock or Restricted Stock Unit Awards, shall consist of restricted stock or restricted stock units with a value (determined using the Surviving Company’s stock price as of the effective date of the Change in Control) equal to the value of the Restricted Stock or Restricted Stock Unit Awards (determined using the Corporation’s stock price as of the effective date of the Change in Control), with any restrictions on such restricted stock or restricted stock units lapsing at the same time and manner as the replaced Award; provided, however, that in the event of a termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of any Replacement Award, the Replacement Award shall immediately vest; and provided further that upon the vesting date of each Replacement Award, in addition to the fully vested Replacement Award, the Participant shall be entitled to receive a lump sum cash payment equal to the decrease, if any, in the value of a share of the Surviving Company’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the Replacement Award) to

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the time of vesting, multiplied by the total number of shares or share equivalents subject to the options, restricted stock, or restricted stock units in the Replacement Award. If Options, Restricted Stock Awards, Restricted Stock Unit Awards, or Performance Shares that are unvested at the effective time of the Change in Control are not replaced with Replacement Awards, such Awards shall immediately vest and, in the case of Performance Shares, shall vest based upon deemed attainment of target performance or actual performance achieved, if greater.
     If as a result of a Change in Control, the Common Stock continues to be listed for trading on an Exchange, any unvested Option, Restricted Stock Award, or Restricted Stock Unit Award shall continue to vest according to the terms and conditions of such Award and any Performance Shares shall be replaced with Restricted Stock or Restricted Stock Units where the number of such Restricted Stock or Restricted Stock Units shall be equal to the number of Performance Shares assuming attainment of target performance or actual performance achieved, if greater, as of the effective date of the Change in Control with any restrictions on such Restricted Stock or Restricted Stock Units lapsing at the end of the measuring period over which performance for the replaced Performance Shares was to be measured prior to the granting of the replacement Award; provided however, that, in the event of a termination by the Corporation without Cause or by the Participant for Good Reason during the vesting period of an Award, such Award shall immediately vest; and provided further that upon the vesting date of each Award, in addition to the fully vested Award, the Participant shall be entitled to receive a lump sum cash payment equal to the decrease, if any, in the value of a Share of the Corporation’s stock from the effective date of the Change in Control (as increased on a calendar quarterly basis using an annual interest rate, as of the last business day of the calendar quarter, for zero-coupon U.S. government securities with a constant maturity closest in length to the time period between the effective date of the Change in Control and the date of the vesting of the award) to the time of vesting, multiplied by the total number of Shares or Share Equivalents subject to the Options, Restricted Stock, or Restricted Stock Units.
     2. For purposes of this Statement of Terms and Conditions, a “Change in Control” of the Corporation shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:
               (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Corporation or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a Corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities; or
               (ii) During any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least

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two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
               (iii) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other Corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Corporation’s then outstanding securities; or
               (iv) The shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.
     Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately prior to such transaction or series of transactions.
XV. MISCELLANEOUS
     1. No Effect on Terms of Employment. Participation in the Plan shall not create a right to further employment with the Participant’s employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate, with or without cause, or change the terms of employment of a Participant at any time.
     2. Grants to Participants in Foreign Countries. In making grants to Participants in foreign countries, the Administrator has the full discretion to deviate from this Statement of Terms and Conditions in order to adjust grants under the Plan to prevailing local conditions, including custom and legal and tax requirements. Furthermore, the Corporation reserves the right to impose other requirements on the Participant’s participation in the Plan on the Award and on any shares acquired under the Plan, to the extent the Corporation determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertaking that may be necessary to accomplish the foregoing.
     3. Information Notification. Any information required to be given under the terms of an Award shall be addressed to the Corporation in care of its Corporate Secretary at McKesson Plaza, One Post Street, San Francisco, California 94104, and any notice to be given to a Participant shall be addressed to him at the address indicated beneath his or her name on the

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Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office.
     4. Administrator Decisions Conclusive. All decisions of the Administrator administering the Plan upon any questions arising under the Plan, under this Statement of Terms and Conditions, or under an Agreement, shall be conclusive.
     5. No Effect on Other Benefit Plans. Nothing herein contained shall affect a Participant’s right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance or other employment welfare plan or program offered by the Corporation.
     6. Withholding. Regardless of any action the Corporation or the Employer takes with respect to any federal, state or local income tax, social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains his or her responsibility and may exceed the amount actually withheld by the Corporation or the Employer. The Participant further acknowledges that the Corporation and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant, vesting or exercise of the Award, as applicable, the subsequent sale of Shares acquired pursuant to the Plan and the receipt of any dividends and/or dividend equivalents; and (2) do not commit and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Corporation and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
     Prior to any relevant taxable or tax withholding event, as applicable, the Participant will pay or make adequate arrangements satisfactory to the Corporation and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Participant’s wages or other cash compensation paid to him or her by the Corporation and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Corporation (on the Participant’s behalf pursuant to this authorization and any other authorization the Corporation and/or the broker designated by the Corporation may require the Participant to sign in connection with the sale of Shares); or (3) withholding Shares to be issued upon grant, vesting/settlement or exercise, as applicable. Calculation of the number of Shares to be withheld shall be made based on the closing price of the Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Corporation be required to issue fractional shares of Stock. With respect to an Award other than an Option, if adequate arrangements to satisfy the obligations with regard to all Tax-Related Items are not

14.

Employees
made by the Participant with the Corporation and/or the Employer prior to the relevant taxable event, the Corporation will satisfy such obligations as provided above in (3) of this paragraph.
     To avoid negative accounting treatment, the Corporation may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant will be deemed to have been issued the full number of Shares subject to the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Participant’s participation in the Plan.
     Finally, the Participant shall pay to the Corporation or the Employer any amount of Tax-Related Items that the Corporation or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Corporation may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
     The Administrator shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.
     7. Successors. This Statement of Terms and Conditions and the Award Agreements shall be binding upon and inure to the benefit of any successor or successors of the Corporation. “Participant” as used herein shall include the Participant’s Beneficiary.
     8. Delaware Law. The interpretation, performance, and enforcement of this Statement of Terms and Conditions and all Award Agreements shall be governed by the laws of the State of Delaware.
     9. Data Privacy. By accepting the Award, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer and the Corporation and its Affiliates for the exclusive purpose of implementing, administering and managing participation in the Plan.
          The Participant understands that the Corporation and the Employer hold certain personal information about the Participant, including, but not limited, his or her name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any Shares or directorships held in the Corporation, details of all Options, Restricted Stock, Restricted Stock Units, Performance Shares, Other Share-Based Awards, or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, such as in the United States of America, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she

15.

Employees
may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares of stock acquired under the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost, by contacting in writing the local human resources representative. The Participant understands, however, that refusing or withdrawing consent may affect his or her ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the local human resources representative.
XVI. DEFINITIONS
     When capitalized in this Statement of Terms and Conditions, the following terms shall have the meaning set forth below:
     1. “Beneficiary” means a person designated as such by a Participant or a Beneficiary. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution will be made to the Participant’s surviving spouse, or if none, to the Participant’s children in equal shares, or if none, to the residuary beneficiary under the terms of the Participant’s or Beneficiary’s last will and testament or, in the absence of a last will and testament, to the Participant’s or Beneficiary’s estate as Beneficiary.
     2. “Cause” means termination of the Participant’s employment with the Corporation or an Affiliate upon the Participant’s negligent or willful engagement in misconduct which, in the sole determination of the Chief Executive Officer of the Corporation(or his designee), is injurious to the Corporation, its employees, or its customers.
     3. “Early Retirement” means a termination of employment which occurs prior to Normal Retirement but on or after the date on which the Participant’s age (expressed in terms of years and completed months) plus service with the Corporation or an Affiliate equals 65.
     4. “Family Member” means any person identified as an “immediate family” member in Rule 16(a)-1(e) of the Exchange Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Administrator may designate any other person(s) or entity(ies) as a “family member.”
     5. “Good Reason” means any of the following actions, if taken without the express written consent of the Participant:

16.

Employees
          (A) Any material change by the Corporation in the Participant’s functions, duties, or responsibilities, which change would cause the Participant’s position with the Corporation to become of less dignity, responsibility, importance, or scope from the position and attributes that applied to the Participant immediately prior to the Change in Control;
          (B) Any significant reduction in the Participant’s base salary immediately prior to the Change in Control, other than a reduction effected as part of an across-the-board reduction affecting all Plan participants;
          (C) Any material failure by the Corporation to comply with any of the provisions of an award (or of any employment agreement between the parties) subsequent to a Change in Control; or
          (D) The Corporation’s requiring the Participant to be based at any office or location more than 25 miles from the office at which the Participant is based on the date immediately preceding the Change in Control.
     6. “Grant Date” means the date the Administrator grants the Award.
     7. “Long-Term Disability” means a physical or mental condition which the Social Security Administration has determined renders the Participant eligible to receive Social Security benefits on account of disability or if the Participant is employed outside of the U.S., as determined in accordance with local standards by the Committee in its discretion.
     8. “Normal Retirement” means retirement at age 65 (62, in the case of a participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least ten years of Service with the Corporation or an Affiliate.
     9. “Option Period” means the period commencing on the Grant Date of an Option and, except at otherwise provided in Section II.5, ending on the Termination Date.
     10. “Service” means “Service” as defined in the Corporation’s Profit-Sharing Investment Plan.
     11. “Short-Term Disability” means short-term disability as defined in the Corporation’s short-term disability plan.
     12. “Termination Date” means the date that an Option expires as set forth in the Option Agreement.

17.

CEO/SECTION 16 OFFICERS/ECOT
FORM OF
MCKESSON CORPORATION 2005 STOCK PLAN
STOCK OPTION GRANT NOTICE

Optionee Name:

Optionee Address:

Type of Option:

Grant Date:

Shares Granted:

Price per Share:

Vesting Schedule:

Expiration Date:
McKesson Corporation (the “Company”) is pleased to grant you a nonstatutory stock option under the Company’s 2005 Stock Plan, as amended from time to time (the “Plan”) to purchase shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “STCs”), the Company’s Compensation Recoupment Policy, as amended from time to time (the “Recoupment Policy”), and the Company’s Stock Ownership Policy, as amended from time to time (the “Stock Ownership Policy”), constitute your Stock Option Agreement, which along with the Plan, set forth the terms of your grant.
Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN OPTION. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.
This option is subject to earlier termination than the expiration date set above in certain circumstances, as set forth in the Plan and STCs.
For more information about stock options, including information on how to exercise your options, visit the Corporate Secretary’s web site on McKNet/Inside McKesson/Corporate Departments/Corp. Secretary Dept. and click on Stock Plan Administration.
By signing below, I acknowledge that:
1.	I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with laws outside the United States, from the Company’s website (see links below under “Attachments”) and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.	I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company’s web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan, STCs, Recoupment Policy and Stock Ownership Policy are incorporated by reference to this Notice; and

6.	The Company recommends that the Optionee consult with a tax advisor prior to accepting or exercising this option; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the STCs applicable to this option.
IN WITNESS WHEREOF, the Optionee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Signature	Date	Optionee Signature	Date

PLEASE RETURN ONE SIGNED COPY OF THIS AGREEMENT TO:	ATTACHMENTS:

McKesson Corporation	• Amended and Restated 2005 Stock Plan
Stock Administration	• STCs for [Title]
One Post Street, 35th Floor	• Recoupment Policy
San Francisco, CA 94104	• Stock Ownership Policy
Attention: Evelyn Shaffer	• 2005 Stock Plan Prospectus
• Designation of Beneficiary Form

EMPLOYEES
FORM OF
MCKESSON CORPORATION 2005 STOCK PLAN
STOCK OPTION GRANT NOTICE

Optionee Name:

Optionee Address:

Type of Option:

Grant Date:

Shares Granted:

Price per Share:

Vesting Schedule:

Expiration Date:
McKesson Corporation (the “Company”) is pleased to grant you a nonstatutory stock option under the Company’s 2005 Stock Plan, as amended from time to time (the “Plan”) to purchase shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “STCs”) and the Company’s Compensation Recoupment Policy, as amended from time to time (the “Recoupment Policy”), constitute your Stock Option Agreement, which along with the Plan, set forth the terms of your grant.
Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN OPTION. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.
This option is subject to earlier termination than the expiration date set above in certain circumstances, as set forth in the Plan and STCs.
For more information about stock options, including information on how to exercise your options, visit the Corporate Secretary’s web site on McKNet/Inside McKesson/Corporate Departments/Corp. Secretary Dept. and click on Stock Plan Administration.
By signing below, I acknowledge that:
1.	I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with laws outside the United States, from the Company’s website (see links below under “Attachments”) and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.	I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company’s web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan, STCs and Recoupment Policy are incorporated by reference to this Notice; and

6.	The Company recommends that the Optionee consult with a tax advisor prior to accepting or exercising this option; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the STCs applicable to this option.
IN WITNESS WHEREOF, the Optionee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Signature	Date	Optionee Signature	Date

PLEASE RETURN ONE SIGNED COPY OF THIS AGREEMENT TO:	ATTACHMENTS:

McKesson Corporation	• Amended and Restated 2005 Stock Plan
Stock Administration	• STCs for Employees
One Post Street, 35th Floor	• Recoupment Policy
San Francisco, CA 94104	• 2005 Stock Plan Prospectus
Attention: Evelyn Shaffer	• Designation of Beneficiary Form

OUTSIDE DIRECTOR
FORM OF
MCKESSON CORPORATION 2005 STOCK PLAN
RESTRICTED STOCK UNIT GRANT NOTICE

Grantee Name:

Grantee Address:

Number of RSUs Granted:

Date of Grant:

Vesting Dates:
Vesting Schedule: 100% vested on grant date,                     .
McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company’s 2005 Stock Plan, as amended from time to time (the “Plan”) to receive ownership of shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “STCs”), constitute your Restricted Stock Unit Agreement, which along with the Plan, set forth the terms of your grant.
Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN RSU. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.
By signing below, I acknowledge that:
1.	I agree to receive copies of the stockholder information, including copies of any annual report, proxy and Form

10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.	I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company’s web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan, STCs are incorporated by reference to this Notice; and

6.	The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this RSU; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the STCs applicable to this RSU.
IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Signature	Date	Grantee Signature	Date

PLEASE RETURN ONE SIGNED COPY OF	ATTACHMENTS:
THIS AGREEMENT TO:	• Amended and Restated 2005 Stock Plan
• ST&Cs Applicable to Outside Director
McKesson Corporation	• 2005 Stock Plan Prospectus for Non-Employee Director
Stock Administration	• Designation of Beneficiary Form
One Post Street, 35th Floor
San Francisco, CA 94104
Attention: Evelyn Shaffer

CEO/SECTION 16 OFFICERS/ECOT
FORM OF
MCKESSON CORPORATION 2005 STOCK PLAN
RESTRICTED STOCK UNIT GRANT NOTICE

Grantee Name:

Grantee Address:

Number of RSUs Granted:

Date of Grant:

Vesting Dates:
Vesting Schedule: Provided you continue to provide services to the Company or any Affiliate of the Company through the vesting date, the RSUs will become ___% vested on                      and remaining ___% vested on                    .
McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company’s 2005 Stock Plan, as amended from time to time (the “Plan”) to receive ownership of shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “STCs”), the Company’s Compensation Recoupment Policy, as amended from time to time (the “Recoupment Policy”), and the Company’s Stock Ownership Policy, as amended from time to time (the “Stock Ownership Policy”), constitute your Restricted Stock Unit Agreement, which along with the Plan, set forth the terms of your grant.
Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN RSU. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.
By signing below, I acknowledge that:
1. I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with laws outside the United States, from the Company’s website (see links below under “Attachments”) and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and
2.	I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company’s web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan, STCs, Recoupment Policy and Stock Ownership Policy are incorporated by reference to this Notice; and

6.	The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this RSU; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the STCs applicable to this RSU.
IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Signature	Date	Grantee Signature	Date

PLEASE RETURN ONE SIGNED COPY OF THIS AGREEMENT TO:	ATTACHMENTS:
• Amended and Restated 2005 Stock Plan
McKesson Corporation	• STCs for [Title]
Stock Administration	• Recoupment Policy
One Post Street, 35th Floor	• Stock Ownership Policy
San Francisco, CA 94104	• 2005 Stock Plan Prospectus
Attention: Evelyn Shaffer	• Designation of Beneficiary Form

EMPLOYEE
FORM OF
MCKESSON CORPORATION 2005 STOCK PLAN
RESTRICTED STOCK UNIT GRANT NOTICE

Grantee Name:

Grantee Address:

Number of RSUs Granted:

Date of Grant:

Vesting Dates:
Vesting Schedule: Provided you continue to provide services to the Company or any Affiliate of the Company through the vesting date, the RSUs will become ___% vested on                      and remaining ___% vested on                    .
McKesson Corporation (the “Company”) is pleased to grant you restricted stock units (“RSUs”) under the Company’s 2005 Stock Plan, as amended from time to time (the “Plan”) to receive ownership of shares of common stock of the Company (“Shares”). This Grant Notice (“Notice”), together with the Statement of Terms and Conditions, as provided as an attachment to this Notice (the “STCs”) and the Company’s Compensation Recoupment Policy, as amended from time to time (the “Recoupment Policy”), constitute your Restricted Stock Unit Agreement, which along with the Plan, set forth the terms of your grant.
Below is a list of documents that are made available to you in connection with this Notice. PLEASE BE SURE TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION SPECIFIC TO THIS GRANT OF AN RSU. This grant, along with any other grants you may have received in the past can be viewed on the Merrill Lynch web site at www.benefits.ml.com.
By signing below, I acknowledge that:
1.	I agree to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with laws outside the United States, from the Company’s website (see links below under “Attachments”) and stockholder information, including copies of any annual report, proxy and Form 10-K, from the Investor Resources section of the McKesson website at www.mckesson.com; and

2.	I also acknowledge that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Corporate Secretary (1-800-826-9360); and

3.	I have access to the Company’s web site; and

4.	I consent to receiving electronically a copy of the documents set forth above and attachments to this Notice; and

5.	The Plan, STCs and Recoupment Policy are incorporated by reference to this Notice; and

6.	The Company recommends that the Grantee consult with a tax advisor prior to accepting or vesting of this RSU; and

7.	I accept ALL the terms and conditions as set forth in the Plan and the STCs applicable to this RSU.
IN WITNESS WHEREOF, the Grantee has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Signature	Date	Grantee Signature	Date

PLEASE RETURN ONE SIGNED COPY OF THIS AGREEMENT TO:	ATTACHMENTS:
• Amended and Restated 2005 Stock Plan
McKesson Corporation	• STCs for Employees
Stock Administration	• Recoupment Policy
One Post Street, 35th Floor	• 2005 Stock Plan Prospectus
San Francisco, CA 94104	• Designation of Beneficiary Form
Attention: Evelyn Shaffer